Exhibit 99.2
                          PRACTICEXPERT SERVICES CORP.
                           CONSOLIDATED BALANCE SHEET
                             MARCH 31, 2003 AND 2002
                                   (Unaudited)

      ASSETS
                                                    2003         2002
                                                ----------   ----------
CURRENT ASSETS:
     Cash & cash equivalents                    $   33,298        2,658
     Accounts receivable                           171,450       65,126
     Other current assets                               --       15,675
                                                ----------   ----------
              Total current assets                 204,748       83,459
PROPERTY AND EQUIPMENT, net                        129,334       20,971
OTHER ASSETS
     Restricted cash                               182,404      182,235
     Deposits                                        7,235           --
INTANGIBLES:
     Software, net                                 229,857       45,616
     Client list, net                            1,513,510      676,063
                                                ----------   ----------
                                                $2,267,088   $1,008,344
                                                ==========   ==========

        LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
     Accounts payable & accrued expenses        $  536,523       56,021
     Loans payable - related party                 169,752
     Notes payable                                 365,823      105,000
     Dividends payable                              58,000           --
                                                ----------   ----------
                                                 1,130,098      161,021
Note Payable, related party - Long term            264,806           --

     COMMITMENTS

     STOCKHOLDERS' DEFICIT
          Preferred stock,  authorized shares 5,000,000,  no par value Series A,
             8% convertible preferred stock, authorized shares 2,000,000, issued
             and outstanding 950,000                                                    950,000     650,000

          Common stock, no par value, 50,000,000 shares authorized
            4,757,500 and 4,011,250 issued and outstanding at Mar. 31, 2003
            and 2002, respectively                                                      197,849     189,974
          Shares to be issued                                                           205,000          --
          Accumulated deficit                                                          (480,665)      7,349
                                                                                    -----------   ---------
                   Total stockholders' deficit                                          872,184     847,323
                                                                                    -----------   ---------
                                                                                  $   2,267,088   1,008,344
                                                                                    ===========   =========
                                                                                              0           0

                          PRACTICEXPERT SERVICES CORP.
                      CONSOLIDATED STATEMENTS OF OPERATION
                  FOR THE PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (Unaudited)

                                                    2003           2002
                                               -----------    -----------
Net revenue                                    $   603,473    $   208,440
Operating expenses                                 685,021        237,275
                                               -----------    -----------
Income (loss) from operations                      (81,548)       (28,835)
Non-operating Income (expense):
        Gain on forgiveness of debt                   --          305,968
        Interest income                                354           --
        Interest expense                           (17,549)          (469)
                                               -----------    -----------
Total non-operating income (expense)               (17,195)       305,499
Net income (loss) before income tax                (98,743)       276,664
Income taxes                                         1,600          1,600
                                               -----------    -----------
Net loss                                          (100,343)       275,064
Dividend requirement for preferred stock           (19,000)          --
                                               -----------    -----------
Net loss applicable to common shareholders     $  (119,343)   $   275,064
                                               ===========    ===========
Basic and diluted weighted average number of
    common stock outstanding                     4,740,944      4,011,250
                                               ===========    ===========
Basic and diluted net loss per share           $     (0.03)   $      0.07
                                               ===========    ===========

* The basic and diluted net loss per share has been restated to retroactively effect reorganization at March 31, 2002.

Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

                          PRACTICEXPERT SERVICES CORP.
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                  FOR THE PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (Unaudited)

                                                              Preferred Stock            Common Stock
                                                         ------------------------  ------------------------
                                                          Number of                  Number of                 Shares to
                                                            shares       Amount       shares       Amount      be issued
                                                         -----------  -----------  -----------  ---------     -----------
Balance at January 1, 2001*                               $       --     $     --   $   50,037   $   10,037    $       --
Net loss for the year ended December 31, 2001                     --           --           --           --            --
                                                          ----------   ----------   ----------   ----------    ----------
Balance at December 31, 2001                                      --           --       50,037       10,037            --
Acquisition of HAMC                                               --           --      488,750       24,438            --
Conversion of shareholder loan to equity                                             3,180,000      155,536
Reorganization                                                                         781,213          (37)
Issuance of shares for settlement of debt                    650,000      650,000           --           --            --
Net loss for the period ended March 31, 2002                      --           --           --           --            --
                                                          ----------   ----------   ----------   ----------    ----------
Balance at March 31, 2002                                    650,000      650,000    4,500,000      189,974             0
 Acquisition of KR Johnson                                        --           --      117,500        5,875            --
Issuance of shares for cash                                       --           --      100,000      200,000            --
200,000 shares of preferred stock to be issued
in exchange for common stock issued                               --           --           --     (200,000)      200,000
Issuance of shares for settlement of debt                    300,000      300,000           --           --            --
100,000 shares of common stock to be issued for service           --           --           --           --         5,000
Net loss for the period from Apr. 1 to Dec. 31, 2002              --           --           --           --            --
                                                          ----------   ----------   ----------   ----------    ----------
Balance at December 31, 2002                                 950,000      950,000    4,717,500      195,849       205,000
Issuance of shares for service                                    --           --       40,000        2,000            --
Net loss for the period ended March 31, 2003                      --           --           --           --            --
                                                          ----------   ----------   ----------   ----------    ----------
Balance at March 31, 2003                                    950,000   $  950,000    4,757,500   $  197,849    $  205,000
                                                          ==========   ==========   ==========   ==========    ==========


                                                                          Total
                                                        Accumulated   Stockholders'
                                                          deficit       deficit
                                                        ------------  ------------
Balance at January 1, 2001*                              $ (175,725)   $ (165,688)
Net loss for the year ended December 31, 2001               (91,990)      (91,990)
                                                         ----------    ----------
Balance at December 31, 2001                               (267,715)     (257,678)
Acquisition of HAMC                                          24,438
Conversion of shareholder loan to equity                                  155,536
Reorganization                                                                (37)
Issuance of shares for settlement of debt                        --       650,000
Net loss for the period ended March 31, 2002                275,064       275,064
                                                         ----------    ----------
Balance at March 31, 2002                                     7,349       847,323
 Acquisition of KR Johnson                                       --         5,875
Issuance of shares for cash                                      --       200,000
200,000 shares of preferred stock to be issued
in exchange for common stock issued                              --             0
Issuance of shares for settlement of debt                        --       300,000
100,000 shares of common stock to be issued for service          --         5,000
Net loss for the period from Apr. 1 to Dec. 31, 2002       (368,671)     (368,671)
                                                         ----------    ----------
Balance at December 31, 2002                               (361,322)      989,527
Issuance of shares for service                                   --         2,000
Net loss for the period ended March 31, 2003               (119,343)     (119,343)
                                                         ----------    ----------
Balance at March 31, 2003                                $ (480,665)   $  872,184
                                                         ==========    ==========

                          PRACTICEXPERT SERVICES CORP.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE PERIODS ENDED MARCH 31, 2003 AND 2002
                                   (Unaudited)

                                                                          2003         2002
                                                                       ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                $(119,343)   $ 275,064
      Adjustments to reconcile net income (loss) to net cash used in operating activities:
           Depreciation and amortization                                  76,905        5,901
           Gain on forgiveness of debts                                       --     (305,968)
           Shares issued for services                                      2,000           --
           (Increase) decrease in current assets
                   Accounts receivable                                    26,502        1,992
                   Inventory                                              14,500           --
                   Other current assets                                    7,978       (5,719)
           Increase (decrease) in current liabilities:
                   Accounts payable and accrued expense                  (22,178)      10,974
                   Dividends payable                                      19,000           --
                                                                       ---------    ---------
      Total Adjustments                                                  124,707     (292,820)
                                                                       ---------    ---------
           Net cash provided by (used in) operating activities             5,364      (17,756)
CASH FLOWS FROM INVESTING ACTIVITIES
           Restricted cash                                                (7,404)      17,765
           Cash paid in acquisition of subsidiaries                           --       (1,625)
           Development of software                                       (56,948)     (45,616)
           Purchase of property & equipment                              (16,695)      (3,267)
                                                                       ---------    ---------
           Net cash used in investing activites                          (81,047)     (32,743)
CASH FLOWS FROM FINANCING ACTIVITIES:
           Payment of loans from related party                           (41,753)     (15,254)
           Proceed from notes payable                                    116,762       55,000
                                                                       ---------    ---------
           Net cash provided by financing activities                      75,009       39,746
NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS                          (674)     (10,753)
CASH & CASH EQUIVALENTS, BEGINNING BALANCE                                33,972       13,411
                                                                       ---------    ---------
CASH & CASH EQUIVALENTS, ENDING BALANCE                                $  33,298    $   2,658
                                                                       =========    =========


                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Business activity and company history

PracticeXpert Services Corp. (the Company) was incorporated on August 11, 2001 in the State of California, under the name Care Delivery Services Corporation. On October 22, 2001, the Company filed an amendment to its articles of incorporation to change the Company's name to PracticeXpert Services Corp.

PracticeXpert Services Corp., a healthcare technology and services company, is in the business of developing and deploying systems, technologies and services designed to improve operational efficiencies, reduce billing errors and enhance cash flow for medical practitioners. Its services revolve around PracticeXpert's flagship patent-pending hand-held patient encounter system, PracticeXpert(TM), and include medical billing, collections, transcription, clinical trial accruals, contracting and practice management. PracticeXpert bundles its technology applications with its billing and other practice management services to provide a complete and integrated solution to its physician customers.

On March 15, 2002, the Company closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of Healthcare Administrative Management Corporation (HAMC), a California corporation which was 100% owned by an individual, who was also 15% shareholder of the Company. In exchange for all of the shares common stock of HAMC, the Company issued a promissory note of $650,000 and 488,750 shares of the Company's common stock.

Healthcare Administrative Management Corporation (HAMC), a California corporation was formed on July 29, 1997. HAMC specializes in the billing services utilizing systems which physicians or nurse practitioners track patient care data critical for reimbursement of medical bills by insurance companies and government agencies.

Prior to the acquisition of HMAC, the Company was a shell company with insignificant operations. Accordingly, the acquisition of HMAC (the "Predecessor Company") has been accounted for as a recapitalization of HMAC. The historical financial statements presented are the financial statements of HMAC.

In June 2002, the Company closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of K.R. Johnson and Associates
(KRJA), an Idaho corporation which was 100% owned by an individual. In exchange for all of the shares common stock of KRJA, the Company paid cash for $525,000 and issued promissory notes for $475,000 and 117,500 shares of the Company's common stock.

K.R. Johnson and Associates (KRJA), an Idaho corporation was formed on December 22, 1995. KRJA provides healthcare consulting and management services. The services include accounts receivable management, practice management, transcription, practice audits, medical billing and new practice startups.

Reclassifications

Certain comparative amounts have been reclassified to conform with the current year's presentation.

Note 2 - Summary of significant accounting policies

Principles of consolidation

The accompanying consolidated financial statements include the accounts of the Company and its 100% wholly owned subsidiaries, HAMC and KRJA. All significant inter-company accounts and transactions have been eliminated in consolidation. The historical results for the year ended December 31, 2002

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

include the Company, HAMC and KRJA (from the acquisition date) while the historical results for the year ended December 31, 2001 include the Company and HAMC.

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Restricted cash

The Company's notes from the bank are secured by the certificate of deposit. (Note 9)

Inventory

Inventories of MicroMed User licenses are valued at the lower of average cost or market on a first-in first-out (FIFO) method.

Accounting for the costs of computer software developed or obtained for internal use

In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (ASEC of AICPA) issued Statement of position (SOP) No. 98-1, "Accounting for the costs of computer software developed or obtained for internal use", effective for fiscal years beginning after December 15, 1998. SOP N0. 98-1 requires that certain costs of computer software developed or obtained for internal use be capitalized and amortized over the useful life of the related software. . The Company capitalizes cost of computer software once a working model is developed.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) 101. Revenue is recognized when services are rendered or products delivered. Generally, the Company extends credit to its customers/clients and does not require collateral. The Company performs ongoing credit evaluations of its customers/clients.

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements. Actual results could differ from those estimates.

Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between the consolidated financial statements and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income (loss). Valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Advertising

The Company expenses advertising costs as incurred.

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The company uses the intrinsic value method prescribed by APB25 and has opted for the disclosure provisions of SFAS No.123. The Company did not have any options for its stock outstanding through March 31, 2003.

Issuance of shares for service

The Company accounts for the issuance of equity instruments to acquire services based on the fair value of the services or the fair value of the equity instrument at the time of issuance, whichever is more reliably measurable.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Segment Reporting

Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. Currently, SFAS 131 has no effect on the Company's consolidated financial statements as substantially all of the Company's operations are conducted in one industry segment.

Note 3 - Recent pronouncements

In May 2002, the Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds the automatic treatment of gains or losses from extinguishments of debt as extraordinary unless they meet the criteria for extraordinary items as outlined in APB Opinion No. 30, Reporting the Results of Operations, Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 145 also requires sale-leaseback accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions and makes various technical corrections to existing pronouncements. The provisions of SFAS 145 related to the rescission of FASB Statement 4 are effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. All other provisions of SFAS 145 are effective for transactions occurring after May 15, 2002, with early adoption encouraged. The adoption of SFAS 145 does not have a material effect on the earnings or financial position of the Company.

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

In June 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This Statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under Issue 94-3 a liability for an exit cost as defined, was recognized at the date of an entity's commitment to an exit plan. The adoption of SFAS 146 does not have a material effect on the earnings or financial position of the Company.

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. . The adoption of SFAS 147 does not have a material effect on the earnings or financial position of the Company.

In November 2002, the FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect
Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires that upon issuance of a guarantee, a guarantor must recognize a liability for the fair value of an obligation assumed under a guarantee. FIN 45 also requires additional disclosures by a guarantor in its interim and annual financial statements about the obligations associated with guarantees issued. The recognition provisions of FIN 45 are effective for any guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. . The adoption of this pronouncement does not have a material effect on the earnings or financial position of the Company.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock Based Compensation-Transition and Disclosure". SFAS No. 148 amends SFAS No. 123, "Accounting for Stock Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used, on reported results. The Statement is effective for the Companies' interim reporting period ending January 31, 2003. . The adoption of SFAS 148 does not have a material effect on the earnings or financial position of the Company.

On April 30, 2003, the FASB issued FASB Statement No. 149 (FAS 149), Amendment of Statement 133 on Derivative Instruments and Hedging Activities. FAS 149 amends and clarifies the accounting guidance on (1) derivative instruments (including certain derivative instruments embedded in other contracts) and (2) hedging activities that fall within the scope of FASB Statement No. 133 (FAS
133), Accounting for Derivative Instruments and Hedging Activities. FAS 149 also amends certain other existing pronouncements, which will result in more consistent reporting of contracts that are derivatives in their entirety or that contain embedded derivatives that warrant separate accounting. FAS 149 is effective (1) for contracts entered into or modified after June 30, 2003, with certain exceptions, and (2) for hedging relationships designated after June 30, 2003. The guidance is to be applied prospectively. The Company does not expect the adoption of SFAS No. 149 to have a material impact on its financial position or results of operations or cash flows.

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

On May 15, 2003, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 150 (FAS 150), Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. FAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or "mezzanine" equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, FAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. FAS 150 affects an entity's classification of the following freestanding instruments: a) Mandatorily redeemable instruments b) Financial instruments to repurchase an entity's own equity instruments c) Financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (i) a fixed monetary amount known at inception or (ii) something other than changes in its own equity instruments d) FAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in FAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. For private companies, mandatorily redeemable financial instruments are subject to the provisions of FAS 150 for the fiscal period beginning after December 15, 2003. The Company does not expect the adoption of SFAS No. 150 to have a material impact on its financial position or results of operations or cash flows.

Note 4 - Accounts receivable

The Company has accounts receivable balances of $171,450 and $65,126 as of March 31, 2003 and 2002, respectively. In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required.

Note 5 - Other current assets

Other current assets consist of the following:

                                                        2003               2002
                                                     --------            -------
Prepaid expense                                      $   --              $14,881
Other receivable                                         --                  794
                                                     --------            -------
                                                     $   --              $15,675
                                                     ========            =======

Note 6 - Intangible assets

During the period ended March 31, 2003 and 2002, the Company capitalized internal and external costs of $260,518 and $45,616, respectively, incurred to develop internal-use computer software during the application and development stage. Capitalized software is amortized over a period of 5 years using the straight-line method. Amortization began when the software was available for its intended use. The amortization amounts for the period ended March 31, 2003 and 2002 were $12,244 and $0, respectively. The Company evaluates capitalized software cost for recoverability and writes down such costs if the unamortized cost is lower than its net realizable value.

The Company has client lists acquired through purchase of subsidiaries in the year ended December 31, 2002 valued at $1,699,900 and $676,063 as of March 31, 2003 and 2002, respectively. This client lists is amortized over one to nine years. The amortization expenses for the period ended March 31, 2003 and 2002 were $59,826 and $0, respectively.

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 7 - Accounts payable and accrued expenses

Accounts payable and accrued expenses consist of the following:

                                                         2003             2002
                                                       --------         --------

Accounts payable                                       $119,088         $ 16,718
Accrued expenses                                        386,458           39,303
Pension/profit sharing payable                           15,086             --
Payroll tax payable                                      15,891             --
                                                       --------         --------
                                                       $536,523         $ 56,021
                                                       ========         ========


Note 8 - Loans payable, related parties

  --------------------------------------------------------------------------------------
                                                                                    2003
  --------------------------------------------------------------------------------------
  Loans payable-  shareholders  bearing  interest at 8%, due July 1,          $  393,923
  2005,  collateralized  by 267,926  shares of the  Company's common stock
  --------------------------------------------------------------------------------------
  Loans payable-  shareholders  bearing interest at 8%, due on demand,            40,635
  unsecured
  --------------------------------------------------------------------------------------
  Loans  payable-  related  company,  interest  free,  due on  demand,
  unsecured                                                                    ---------
  --------------------------------------------------------------------------------------
  Total                                                                          434,558
  --------------------------------------------------------------------------------------
  Less: non current portion                                                      264,806
                                                                               ---------
  --------------------------------------------------------------------------------------
  Current portion                                                              $ 169,752
                                                                               ---------
  --------------------------------------------------------------------------------------
  There was no amount due to related parties on March 31, 2002
  --------------------------------------------------------------------------------------

Note 9 -Notes payable

  -----------------------------------------------------------------------------------------------------
                                                                              2003              2002
                                                                              ----              ----
  -----------------------------------------------------------------------------------------------------
  Note  payable-  interest rate 9.5%,  due August 1, 2004,  secured by  $   63,423           $       --
  inventory,   chattel   paper,   accounts,   equipment   and  general
  intangibles
  -----------------------------------------------------------------------------------------------------
  Note payable-  interest  rate 3.9% in 2002 and 4.4% in 2001,  due on     174,900              105,000
  Dec. 19, 2003, secured by a certificate of deposit
  -----------------------------------------------------------------------------------------------------
  Line of credit- interest rate 5.75%, mature on Feb. 1, 2004              100,000
  -----------------------------------------------------------------------------------------------------
  Line of credit- interest rate 9.0%, mature on Mar. 31, 2003               27,500
                                                                         ---------           ----------
  -----------------------------------------------------------------------------------------------------
  Total                                                                    365,823              105,000
  -----------------------------------------------------------------------------------------------------
  Less: non current portion                                                     --
                                                                         ---------
                                                                                                     --
                                                                                             ----------
  -----------------------------------------------------------------------------------------------------
  Current portion                                                        $ 365,823           $  105,000
                                                                         =========           ==========
  -----------------------------------------------------------------------------------------------------

Note 10 - Gain on forgiveness of debts

As a part of the acquisition transaction on March 15, 2002, whereby the Company acquired all of the issued and outstanding shares of capital stock of HAMC, which was 100% owned by an individual who

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

was also 15% shareholder of the Company, the outstanding loan balance as of this date of $305,968 was forgiven and the Company recorded this as a gain on forgiveness of debts in the financial statements.

Note 11 - Stockholder's equity

Preferred stock:

On March 31, 2002, the Company filed its Certificate of Designation to change the issuance of preferred stock. The Company is authorized to issue 5,000,000 shares of Preferred stock with no par value, of which 2,000,000 shares were classified as series A.

The Series A convertible Preferred stock is convertible into the common stock, equal to one share of common stock for each share of preferred stock. The holders of the Series A convertible stock are entitled to receive dividends at the rate of 8% per annum, to accrue monthly and to be paid in cash at the determination of the corporation, such dividend to be calculated based on a value of $1.00 per share. The holder may convert all or any part of the unpaid interest, into shares of Series A preferred, at the rate of $1.00 per share. The Series A convertible Preferred stock with a stated value of $1.00 shall have no voting rights.

As of March 31, 2003, the Company has 950,000 shares of the Series A convertible preferred stock outstanding which was issued in exchange of $950,000 of notes to shareholders, of which $650,000 note was issued in acquisition of a subsidiary. In addition, the Company has 200,000 shares of the Series A convertible preferred stock to be issued in exchange for common stock issued for $200,000 cash received in 2002. Dividends of $19,000 were accrued for the period ended March 31, 2003.

Common stock:

On March 15, 2002, the Company acquired all of the issued and outstanding shares of capital stock of Healthcare Administrative Management Corporation (HAMC). In exchange for all of the shares common stock of HAMC, the Company issued 488,750 shares of the Company's common stock valued at $24,438.

As a part of the reorganization, the Company issued 3,961,213 shares to the shareholders and outstanding loans of $155,499 from the shareholders were forgiven.

On June 30, 2002, the Company issued 100,000 shares of the Company's common stock in exchange for all of the shares common stock of KRJA valued at $5,000 and issued 17,500 shares of common stock for services related to this acquisition valued at $875.

During the year ended December 31, 2002, the Company issued 100,000 shares of common stock for cash received amounting $200,000. These shares are to exchange with 200,000 shares of the preferred stock.

During the period ended March 31, 2003, the Company issued 40,000 shares of common stock for consulting services amounting $2,000.

As of March 31, 2003, the Company had 100,000 shares to be issued for consulting services received in 2002 amounting $5,000.

The valuation of shares was based upon cash received for the shares of the closest date to the transaction date.

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Note 12 - Basic and diluted net loss per share

Basic and diluted net loss per share for the periods ended March 31, 2003 and 2002 were determined by dividing net loss for the year by the weighted average number of basic and diluted shares of common stock outstanding. Weighted average number of shares used to compute basic and diluted loss per share is the same since the effect of dilutive securities is anti-dilutive.

Note 13 - Supplemental disclosure of cash flows

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

Cash flow statements for the period ended March 31, 2003 and 2002 do not include the effects of the following transaction:

During the period ended March 31, 2003, the Company issued 40,000 shares of common stock for consulting services amounting $2,000.

The Company incurred a consulting expense of $5,000 for 100,000 shares of common stock to be issued as of March 31, 2003.

The non-cash acquisitions of subsidiaries have been excluded from the cash flow statements.

The Company paid $0 and $10 for income tax during the period ended March 31, 2003 and 2002, respectively. The Company paid $17,549 and $469 for interest during the period ended March 31, 2003 and 2002, respectively.

Note 14 - Income taxes

As of March 31, 2003 and 2002, the Company has a net operating loss for federal tax purposes of $119,343 and income of $275,064. However, as of December 31, 2002, the Company had a net operating loss of $95,244. Therefore no provision was made for the period ended March 31, 2003 and 2002. Differences between financial statement and tax losses consist primarily of amortization allowance were immaterial at March 31, 2003 and 2002. The net operating losses carryforward may be used to reduce taxable income through the year 2023. The availability of the Company's net operating losses carryforward are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The Company has deferred tax assets of $154,000 and $0 at March 31, 2003 and 2002 relating to its net operating losses carried forward. A valuation allowance is provided for deferred tax assets when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company provided a 100% valuation allowance for these deferred tax assets.

The following is a reconciliation of the provision for income taxes at the U.S. federal income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                                          March 31,   March 31,
                                                            2003        2002
                                                            ----        ----

Tax expense (credit) at statutory rate-federal               (34)%      (34)%
State tax expense net of federal tax                          (6)        (6)
Permanent differences                                          1          1
Changes in valuation allowance                               (39)       (39)
                                                            ----        ----
Tax expense at actual rate                                    --         --.
                                                            ====        ====
Note 15 - Acquisition

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

On March 15, 2002, the Company closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of Healthcare Administrative Management Corporation (HAMC), a California corporation which was 100% owned by an individual, who was also 15% shareholder of the Company. In exchange for all of the shares common stock of HAMC, the Company issued a promissory note of $650,000 and 488,750 shares of the Company's common stock. After this transaction, she became a 25% shareholder of the Company.

In June 2002, the Company closed a transaction, whereby it acquired all of the issued and outstanding shares of capital stock of K.R. Johnson and Associates
(KRJA), an Idaho corporation which was 100% owned by an individual. In exchange for all of the shares common stock of KRJA, the Company paid cash for $525,000 and issued promissory notes for $475,000 and 100,000 shares of the Company's common stock.

A summary of the KRJA assets acquired and consideration for is as follows:



      Assets Acquired                      Allocated Amount
      ---------------                      ----------------
          Cash                             $    78,845
          Inventory                             14,000
          Fixed assets                          72,504
          Other assets                          26,030
          Current liabilities                  (11,350)
          Long term liabilities               (103,878)
          Client lists acquired              1,023,837
                                           -----------
                                           $ 1,099,988

Management allocated the purchase price to the basis of the assets acquired based on management's appraisals at the date of acquisition.

Consideration paid                              Amount
------------------                              ------

Cash                                        $  525,000
Promissory note                                475,000
Common stock-100,000 shares                      5,000
Acquisition related costs                       94,988
                                            ----------
                                            $1,099,988
Note 16 - Commitments

The Company has office lease agreements for 7 and 8 years commenced December 1, 2002 and October 1, 1999. Future commitments under operating leases for the next five years are as follows:

         Period Ending March 31                    Operating Leases
         ----------------------                    ----------------
                            2004                        159,291
                            2005                        168,600
                            2006                        172,388
                            2007                        176,276
                            2008                        145,012
                            Remaining after 5 yrs       166,200
                                                     ----------
                      Total minimum lease payment    $  987,767
                                                     ==========

                          PRACTICEXPERT SERVICES CORP.
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The rent expenses were $40,303 and $25,220 for the period ended March 31, 2003 and 2002, respectively.

Note 17 - Going concern

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of March 31, 2003, the Company has accumulated operating losses of $480,665, including a net loss of $119,343 for the three month period ended March 31, 2003. The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Management plans to raise equity capital to finance the operating and capital requirements of the Company. Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes. While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.

Note 18 - Subsequent event

The Company entered into a stock purchase agreement (the "Purchase Agreement") with Thaon Communications, Inc.("Thaon") a Nevada corporation, which closed on April 11, 2003. Thaon purchased 92% of the Company's outstanding common stock in exchange for newly issued shares of Thaon's common stock and shares of the Thaon's Preferred Series C stock to Jonathan Doctor, Monica Dedovich, Zima Hartz, Michael Manahan (the "Selling Shareholders"). As a group, the Selling Shareholders received 153,411,925 shares of common stock and 1,845,000 shares of Preferred Series C stock, constituting 72.75% of the Thaon's voting securities. As a condition of the Purchase Agreement, on April 11, 2003, the current officers of Thaon resigned and the board of directors appointed officers of the Company as Thaon's officers. The acquisition will be treated as a capital transaction in substance, rather than a business combination, and is deemed a "reverse acquisition" for accounting purposes since the former owners of the Company controlled majority of the total shares of Common Stock of the Thaon outstanding immediately following the acquisition. Accordingly, the merger of the two companies will be recorded as a recapitalization of the Company, with the Company being treated as the continuing entity. The continuing company has retained December 31 as its fiscal year end. The financial statements of legal acquirer are not significant, therefore, no pro forma financial information is submitted.